SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:
     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           DRAGON PHARMACEUTICAL INC.
                (Name of Registrant as Specified In Its Charter)


               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title  of each  class of  securities  to  which  transaction  applies:
          _______________________________

     2)   Aggregate   number  of  securities  to  which   transaction   applies:
          _______________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          __________________________

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     5)   Total fee paid: ___________________

[ ]  Fee  paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ________________________________
     2)   Form, Schedule or Registration Statement No.: _______________
     3)   Filing Party: __________________________________________
     4)   Date Filed: ___________________________________________

                           DRAGON PHARMACEUTICAL INC.
                       650 West Georgia Street, Suite 310
                           Vancouver, British Columbia
                                 Canada V6B 4N9
                            Telephone (604) 669-8817

To Our Shareholders:

     You are cordially invited to attend the annual meeting of the shareholders of Dragon Pharmaceutical Inc. to be held at 10:00 a.m. local time, on May 11, 2006 at our principal executive office located at 650 West Georgia Street, Suite 310, Vancouver, British Columbia V6B 4N9.

     At the meeting, you will be asked to:

     o elect eight nominees as members of the Board of Directors to serve until their successors are elected and qualified; and

     o approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposal.

     We hope you plan to attend the annual shareholders' meeting. However, whether or not you plan to attend the meeting in person, in order that we may be assured of a quorum we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible.




                                         /s/ Yanlin Han
                                         --------------------------------------
                                         Yanlin Han,
April 11, 2006                           Chairman of the Board

                           DRAGON PHARMACEUTICAL INC.
                       650 West Georgia Street, Suite 310
                          Vancouver, British Columbia
                                 Canada V6B 4N9
                            Telephone (604) 669-8817


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 11, 2006

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Dragon Pharmaceutical Inc. (the "Company"), a Florida corporation, will be held at our principal executive office located at 650 West Georgia Street, Suite 310, Vancouver, British Columbia V6B 4N9, on May 11 , 2006 at 10:00 a.m. local time, for the purpose of considering and acting on the following proposal:

1. Elect eight nominees as members of the Board of Directors to serve until their successors are elected and qualified; and

2. Approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposal.

     Only shareholders of record at the close of business on April 11, 2006, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the shareholder of record. Remember, your vote is important so please act as promptly as possible.

                                        By Order of the Board of Directors

April 11, 2006                          Maggie Deng, Secretary

                           DRAGON PHARMACEUTICAL INC.
                       650 West Georgia Street, Suite 310
                           Vancouver, British Columbia
                                 Canada V6B 4N9
                            Telephone (604) 669-8817

                             -----------------------
                                 PROXY STATEMENT
                             -----------------------

     We, Dragon Pharmaceutical Inc., (the "Company") are furnishing this proxy statement to you in connection with our 2006 annual meeting to be held on May 11, 2006, at 10:00 a.m. local time at our principal executive office located at 650 West Georgia Street, Suite 310, Vancouver, British Columbia V6B 4N9, and at any adjournment thereof.

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, accompanies this Proxy Statement. These proxy materials were first mailed to shareholders on or about April 13, 2006.

     At the annual meeting, shareholders will be asked to:

     o Elect the eight nominees as members of the Board of Directors to serve until their successors are elected and qualified; and
     o Approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposal.

     The enclosed proxy is solicited on behalf of our board of directors and may be revocable by you at any time before the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Unless the context otherwise requires, all references to the "Company," "we," "us," and "our" refer to Dragon Pharmaceutical Inc. and its subsidiaries.

                              QUESTIONS AND ANSWERS
                          ABOUT THE MEETING AND VOTING

     The following are some questions that you, as a shareholder of Dragon, may have regarding matters being considered at the annual shareholders' meeting and the answers to those questions.

What is the purpose of the Annual Meeting?

     The purpose of the annual meeting is to allow you to vote on the election for directors.

Who is entitled to vote?

     Only shareholders of record at the close of business on April 11, 2006 (the Record Date), are entitled to vote at the meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees for director.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Who will count the votes?

     Our Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Trust Company of Canada, will count the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company of Canada ((604) 661-9400), or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     There were 62,878,004 shares of common stock issued and outstanding as of the Record Date. Every shareholder is entitled to one vote for each share of common stock held.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote and attending the meeting. They may be presented in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What do I need to do now?

     After you have carefully read this proxy statement, indicate on your proxy card how you want your shares voted, then sign and mail the proxy card in the enclosed postage-prepaid return envelope marked "Proxy" as soon as possible so that your shares may be represented and voted at the meeting.

Can I change my vote after I have mailed my signed proxy card?

     Yes. There are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to our secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card. Third, you may vote in person at the meeting.

What is required to approve the proposal?

     For the election of the directors, once a quorum has been established, the nominees who receive the plurality of votes will be elected as our directors.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I withhold my vote?

     Proxies marked "withheld" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

If my shares are held by a broker, will the broker vote my shares for me?

     Your broker will vote your shares according to the instructions you provide to your broker about how to vote. You should instruct your broker how to vote your shares in accordance with the directions your broker provides. If you do not instruct your broker how to vote, your broker will vote your shares if it has discretionary power to vote on a particular matter. Failure to provide instructions to your broker on items that the broker does not have discretionary power to vote will result in your shares not being voted.

How will we solicit proxies?

     The enclosed proxy is solicited on behalf of our board of directors. We will distribute this proxy statement and solicit votes. The cost of soliciting proxies, which will be conducted by mail, will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation.

Whom should I contact with questions or to obtain additional copies of this proxy statement?

         Dragon Pharmaceutical Inc.
         650 West Georgia Street, Suite 310
         Vancouver, British Columbia
         Canada V6B 4N9
         Attention: Secretary
         Telephone: 1-877-388-3784

Stock Ownership of Directors, Executive Officers and Principal Shareholders

     The following table shows the amount of our common stock (symbol: TSE:DDD; OTCBB:DRUG; Berlin, Frankfurt and XETRA: DRP) beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. Except as otherwise indicated, all information is as of April 11, 2006.

                                                                Shares
                                                        Beneficially Owned(1)
                                                    ----------------------------
Name & Address of Beneficial Owner                    Number            Percent
----------------------------------                  ---------------    ---------
Yanlin Han
Chief Executive Officer and Director                  31,651,403(2)      50.3%
         c/o 650 West Georgia Street, Suite 310
         Vancouver, British Columbia
         Canada V6B 4N9

Zhanguo Weng
Vice President, China Operation and Director          9,200,401(3)       14.6%
         c/o 650 West Georgia Street, Suite 310
         Vancouver, British Columbia
         Canada V6B 4N9


Xuemei Liu
Director                                              4,650,200(4)       7.4%
         c/o 650 West Georgia Street, Suite 310
         Vancouver, British Columbia
         Canada V6B 4N9

                                                                Shares
                                                        Beneficially Owned(1)
                                                    ----------------------------
Name & Address of Beneficial Owner                    Number            Percent
----------------------------------                  ---------------    ---------

Alexander Wick,
 Director                                            1,300,000(5)         2.1%

Yiu Kwong Sun,
Director                                             1,100,000(6)         1.7%

Peter Mak,
Director                                               200,000(7)         0.3%

Heinz Frey,
Director                                               200,000(7)         0.3%

Jin Li,
Director                                               200,000(7)         0.3%

Maggie Deng
Chief Operating Officer                                400,000(7)         0.6%

Garry Wong
Chief Financial Officer                                420,000(7)         0.7%

All directors and executive officers
  as a group (10 persons)                           49,322,004(8)        78.4%
----------------------------------

(1) Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners or publicly available, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within sixty days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)  Includes options to purchase 500,000 shares.
(3)  Includes options to purchase 300,000 shares.
(4)  Includes options to purchase 400,000 shares.
(5)  Includes options to purchase 1,000,000 shares.
(6) Includes 400,000 shares of common stock subject to options exercisable within sixty days. Also includes 600,000 shares of common stock owned by Yukon Health Enterprise for which Mr. Sun serves as director and officer.
(7)  Represents options exercisable within sixty days.
(8)  Includes options and warrants to acquire 4,020,000 shares of common stock.


                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our Certificate of Incorporation sets forth the range in number of directors between one and eleven with the exact number to be determined by the Board of Directors within this range. The Board has set the number of directors at eight.

     The nominees for directors are Mr. Yanlin Han, Mr. Zhanguo Weng, Ms. Xuemei Liu, Dr. Alexander Wick, Ph.D., Dr. Yiu Kwong Sun, M.D., Mr Peter Mak, Mr. Heinz Frey and Mr. Jin Li. The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

     Mr. Yanlin Han, age 43, is the Chief Executive Officer and the Chairman of the Board of Director of Dragon, positions he assumed in January 2005. He has been the Chairman of Oriental Wave and responsible for the overall strategic planning and direction of Oriental Wave starting the date he founded the company. Mr. Han has over 20 years of experience in the pharmaceutical industry in many positions like material buyer, product sales and manager for state-own companies in China and has very extensive sales and production management experience in China. He founded his private company named Shanxi Tongling Pharmaceutical Company in 1994, which became the vehicle to acquire state-own pharmaceutical companies through bankruptcy process or contractual management agreements. Mr. Han set up a joint venture with a large Indian pharmaceutical company to produce pharmaceutical intermediates with mass fermentation technology. Mr. Han also serves as the Vice-President of Shanxi Province Foreign Investment Enterprise Association and Vice-President of Datong City Trade Council. Mr. Han graduated from Shanxi Institute of Economic Management in 1986.

     Mr. Zhanguo Weng, age 51, had been a Director of the Company since January 2005. Mr. Weng is the Vice President, China Operation, a Director of Dragon and the Vice President of the Company, responsible for the overall daily operations of Shanxi Weiqida. Mr. Weng has over 25 years of experience in pharmaceutical industry including being the General Manager for Shanxi Tongzhen Pharmaceutical Co. Ltd. from August 1997 to January 2002 and Superintendent for Datong No. 2 Pharmaceutical Factory from June 1992 to August 1997. He graduated from the Business Administration faculty of Shanxi Broadcasting University in 1986 and has also participated the Senior Program of MBA (Pharmaceutical Line) of People's University of China for two years.

     Ms. Xuemei Liu, age 37, has been a Director of the Company since January 2005. Ms. Liu is currently the Chairman of Tera Science & Technology Development Co. Ltd. which engages in a wide range of investment projects in real estate development, coal trading and media and publishing industry. Prior to her present position as Chairman of Tera Science & Technology Development Co. Ltd., Ms. Liu was the vice general manager of Beijing Chemical Baifeng Investment Corporation Futures Broker Company from 1996 to 1999. Ms. Liu graduated from Beijing University with a Bachelor degree in 1996 and graduated from the Graduate School of the Chinese Academy of Social Sciences with a Master degree in 1998.

     Dr. Alexander Wick, Ph.D., age 68, has been a Director of Dragon since 1998 and was the President from 2002 until his resignation on February 2, 2006. Dr. Wick holds a doctorate degree in synthetic organic chemistry from the Swiss
Federal Institute of Technology and has completed post-doctoral studies at Harvard University. He has had leading positions in the pharmaceutical research departments of F. Hoffmann-La Roche in the United States and Switzerland and Synthelabo in France (Director of Chemical Research and Development) for over 25 years in the field of antibiotics, prostaglandius, vitamins, cardiovascular CNS and AIDS. In 1995 he created the fine chemicals company Sylachim S.A., a 100% subsidiary of Synthelabo, active in chemical intermediates and API's for the world's largest pharmaceutical companies (turnover of over 100 million Euros) and was its President until its acquisition by the German conglomerate mg Technologies (Dynamit-Nobel GmbH) in 2001.

     Dr. Yiu Kwong Sun, M.D., age 62, has been a Director of Dragon since 1999. Dr. Sun graduated from the University of Hong Kong Faculty of Medicine in 1967. He is a Founding Fellow of the Hong Kong College of Family Physicians and a Fellow of the Hong Kong Academy of Medicine. Since 1995, he has served as the Chairman of the Dr. Sun Medical Centre Limited, which has been operating a network of medical centers in Hong Kong and China for the past 20 years. He is also the Administration Partner of United Medical Practice, which manages a large network of medical facilities throughout Hong Kong and Macau. Dr. Sun has been a member of the Dr. Cheng Yu Tung Fellowship Committee of Management of the University of Hong Kong Faculty of Medicine since 1997.

     Mr. Peter Mak, age 45, is a fellow of the Chartered Association of Certified Accountants in UK as well as a fellow of the Hong Kong Institute of Certified Public Accountant. Mr. Mak was formerly the Managing Partner of Arthur Andersen Southern China and also formerly a partner of Arthur Andersen Worldwide. Through his twenty years of accounting and financial practices, Mr. Mak has extensive knowledge and experience in Chinese and international accounting standards. He is also Chief Financial Officer of New Dragon Asia Corp. whose shares are registered under the Securities Exchange Act of 1934.

     Mr. Heinz Frey, age 68, graduated from University of Berne, Switzerland in 1966, has 30 years of experience in the telecommunication industry, security manufacturing and service industry. He has broad experience in the management of various sizes of companies with global presence, financing and controlling of international companies, leading development, production, sales and finance departments. He is also a board member of various companies.

     Mr. Jin Li, age 39, is currently a senior advisor of Phycos International Co., Ltd. Prior to joining Phycos, he was a partner at the international law firm, Linklaters. Mr. Li studied biochemistry at Peking University in China and received his Master of Science degree in Biochemistry from the University of Michigan and his doctoral degree from Law School of University of Columbia. He has more than ten years of experience in international IPOs, M&A and business transactions.

Recommendation of the Board

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

Information Concerning Board Compensation, Meetings and Committees

     Directors are not routinely compensated for their services. However, from time to time, Board members are awarded stock options as determined by the Board. The exercise price of the options is based on the fair market value of the underlying shares of common stock at the time of grant. No directors receive any cash compensation during 2005. At a directors meeting held on January 12, 2005, Ms. Liu, Dr. Sun and Dr. Wick were granted options to purchase 200,000, 200,000, and 400,000 shares of common stock, respectively, at $1.18 per share which represented the closing per share price as of that date. At a directors meeting held on September 30, 2005, Mr. Han, Mr. Weng, Ms. Liu, Dr. Wick,, Dr. Sun, Mr. Mak, Mr. Frey and Mr. Li were granted options to purchase 500,000, 300,000, 200,000, 400,000, 200,000, 200,000, 200,000 and 200,000 shares of common stock, respectively, at $0.74 per share which represented the closing per share price as of that date.

     At the Annual Meeting of shareholders held in August 2005, Messr. Han, Sun, Weng, and Wick and Ms. Liu were elected as directors. Messr. Han and Weng and Ms. Liu were originally elected to the Board effective January 12, 2005 in connection with the Share Purchase Agreement between the Company and Oriental Wave. We do not have a formal policy regarding the attendance of our directors at annual or special meetings of shareholders, but we encourage directors to attend such meetings. Messrs. Han and Weng and Dr. Wick directors attended the last annual meeting of shareholders. Effective September 30, 2005, Messrs. Mak, Frey and Li were appointed to the Board.

     The Board of Directors met seven times during fiscal 2005. Mr. Yanlin Han, Mr. Zhanguo Weng attended all 7 meetings, Dr. Alexander Wick and Dr Yiu Kwong Sun attended 6 meetings, Ms Xuemei Liu attended 4 meetings, while Mr. Peter Mak, Dr. Heinz Frey and Mr. Jin Li attended the 1 meeting after their election.

     Prior to September 30, 2005, the Board did not have an audit committee and with that function being handled by the entire Board. Effective September 30, 2005, concurrent with the appointment of Messrs Mak, Frey and Li , the Board established an audit committee solely consisting of these newly appointed directors. The Audit Committee is comprised solely of independent directors (as defined in the NASD rules) and meets at least quarterly with the Company's management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the Board the independent auditors to be retained and receive and consider the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met two times during the last year. A copy of the audit committee's charter is posted on the Company's website www.dragonbiotech.com.

     Director Mak is deemed by the Company to be an "audit committee financial expert." Director Mak has an understanding of generally accepted auditing principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that the Company reasonably expects to be raised by the its financial statements. Director Mak acquired these attributes as Chief Financial Officer of a public company and as a former partner to a former international accounting firm.

     In addition, effective September 30, 2005, the Board formed a compensation committee consisting of Ms Liu and Messrs. Sun and Li. The Compensation Committee acts on executive compensation policies and procedures and other compensation-related items that are corporate in nature. The Compensation Committee is comprised solely of independent directors (as defined in the NASD rules) and met one time during the last year.

The Board does not have a nominating committee. However, all of our directors participate in the consideration of director nominees. Candidates may come to the board's attention through current directors, management, shareholders or other persons. Candidates are evaluated at regular or special meetings of the board and may be considered at any point during the year. The board may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the board or management.

We do not have a policy with regard to the consideration of any director candidates recommended by security holders. However, the board will review correspondence and other communications it receives from security holders and, therefore, is of the view that it is appropriate for us not to have such a policy. The board will consider candidates recommended by security holders and will do so upon their receipt of information that includes the candidates name and qualifications. Information regarding any potential candidates and other information shareholder may wish to communicate to the Board may be delivered to Secretary of Dragon, 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9.

     Audit Committee Report

     In  accordance  with  Securities  Exchange  Commission   regulations,   the
following is the Audit Committee Report. Such report is not deemed to be filed with the Securities Exchange Commission.

     This section will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

     The audit committee oversees the financial reporting process for us on behalf of the board of directors. In fulfilling its oversight responsibilities, the audit committee reviewed the annual financial statements included in the annual report filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with our quarterly reports.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the audit committee has discussed with the independent auditors their independence from us and our management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

     The audit committee has also met and discussed with our management, and our independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by us, and the selection of our independent auditors. In addition, the audit committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant to the reviews and discussions described above, the audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission.

            By the Board of Directors
            Mr. Peter Mak, Mr. Heinz Frey and Mr. Jin Li

Compensation Committee Interlocks and Insider Participation

     At December 31, 2005, the Compensation Committee consisted of Ms. Xuemei Liu, Chairman, Mr. Yiu Kwong Sun and Mr. Jin Li. None of the members of the Compensation Committee served as an officer or employee of the Company or entered into any transaction or relationship with the Company other than serving as Director.

Code of Ethics

     The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.dragonbiotech.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission ("Commission"). The rules promulgated by the

Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)(3)(e) during the year ended December 31, 2005, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act

Executive Officers of Dragon

     The names, ages and backgrounds for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

     Name                 Position           Age       Period
     ----                 --------           ---       ------
Yanlin Han          Chairman and Chief
                    Executive Officer        43        January 2005 - present

Dr. Alexander Wick  President                68        September 2002-January 6,
                    Director                           2006
                                                       September 1998-present

Zhanguo Weng        Vice President,
                    China Operations         51        January 2005 - present

Maggie Deng         Chief Operating Officer  39        January 2005 - present

Garry Wong          Chief Financial Officer  35        January 2005 - present


     Mr. Yanlin Han. See "Election of Directors."


     Mr. Zhanguo Weng. See "Election of Directors."

     Ms. Maggie Deng is the Chief Operating Officer of the Company, holding bachelor degree from Tsinghua University in China. Ms. Deng has over 10 years of experience working in or with public companies as investment banker, mainly on IPOs and secondary offering for Chinese companies on domestic stock exchange as well as international ones. Ms. Deng was the senior manager of China International Capital Corporation, a Morgan Stanley joint venture investment banking firm in China, from 1998 to 2001. Ms. Deng moved to Canada in 2001 and held a position of Assistant to President in a start-up biotech company in Vancouver.

     Mr. Garry Wong, CFA is the Chief Financial Officer of the Company since January 2005. Prior to his current position, Mr. Wong served as our Executive Assistant to President and CEO from February 2002 to January 2005. Before joining the Company, Mr. Wong was a team member of the Global Mergers and Acquisitions Group at Nortel Networks since 1996. He managed and executed transactions consisted of acquisitions, divestitures, equity investments, spin-offs, public market listing and joint ventures, and occurred in Europe, North America, Asia and the Middle East. Mr. Wong is a Chartered Financial Analyst who received an International MBA degree from York University with double majors in Corporate Finance and Greater China studies and a Bachelor degree in Business Administration from University of Hong Kong.

     The following table sets forth the compensation for fiscal years 2005, 2004, and 2003 for our Chief Executive Officer and for each executive officer who received compensation in excess of $100,000 during the 2005 fiscal year.



                           SUMMARY COMPENSATION TABLE


                                  Annual Compensation                           Long Term Compensation
                          -------------------------------------  ------------------------------------------------------
                                                                          Awards               Payout
                                                                 -------------------------- ----------
                                                Other Annual    Restricted   Securities    LTIP          All Other
                                       Bonus     Compensation    Stock        Underlying    Payout      Compensation
                    Year     Salary     ($)          ($)          Award(s)    Options (#)      ($)           ($)
                   -----    ------    -------  ---------------  ----------- -------------- ---------- ----------------
Yanlin Han          2005    $156,263     -0-         -0-             -0-          500,000    -0-            -0-
C.E.O.

Alexander Wick      2005     $0 (1)      -0-         -0-             -0-          800,000    -0-            -0-
President           2004     $0 (1)      -0-         -0-             -0-              -0-    -0-            -0-
                    2003     $0 (1)      -0-         -0-             -0-          200,000    -0-            -0-

Maggie Deng
C.O.O               2005    $104,175     -0-         -0-             -0-          400,000    -0-            -0-


Garry Wong
C.F.O.              2005    $106,654     -0-         -0-             -0-          400,000    -0-            -0-

-----------------------------------------------------------------------------------------------------------------------
(1)  Dr. Wick was appointed Chief  Executive  Officer and President in September
     2002 and  resigned  as Chief  Executive  Officer on January 12, 2005 and as
     President on February 2, 2006.  He was not paid for his  services,  but was reimbursed  for expenses he incurred in the course of performing his duties for us. He received an option to purchase 200,000 shares of common stock at
     $0.68 per share in 2003 and  options to purchase  400,000  shares of common stock at $1.18 per share and  400,000  shares of common  stock at $0.74 per share in 2005.


Employment Agreements

     The Company has no employment agreements.

Equity Compensation Plan Information

     Our shareholders approved a share option plan at our Annual Meeting held on December 18, 2001, authorizing 4,500,000 shares for issuance under the plan. At our Annual Meeting held on August 12, 2005, our shareholders approved another share option plan authorizing the issuance of a further 15,000,000 shares. The following table provides aggregate information as of December 31, 2005 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.


----------------------------- -------------------------- --------------------------- --------------------------
                                          A                          B                           C
----------------------------- -------------------------- --------------------------- --------------------------
                                                                          Number of securities
                                                                                      remaining available for
                                                                                       future issuance under
                              Number of securities to                                  equity compensation
                               be issued upon exercise    Weighted-average exercise     plans (excluding
                               of outstanding options,      price of outstanding      securities reflected in
     Plan Category                  and warrants           options, and warrants             column A)
----------------------------- -------------------------- --------------------------- --------------------------

 Equity compensation plans            6,437,500                    $0.92                    12,786,500
approved by security holders

----------------------------- -------------------------- --------------------------- --------------------------
 Equity compensation plans
      not approved by                     0                          0                           0
      security holders

----------------------------- -------------------------- --------------------------- --------------------------
Total                                 6,437,500                    $0.92                            12,786,500
----------------------------- -------------------------- --------------------------- --------------------------


Certain Relationships and Related Transactions

     During the past two years, we have been a party to transactions involving certain of our directors or executive officers. See also Notes 4, 7 and 21(b) to our financial statements.

     On April 4, 2004, we entered into an agreement with Dr. Longbin Liu, a former director, and his affiliate to settle the amount owing to us from his acquisition of the Hepatitis B Vaccine Project as well as cancellation of the Patent and Project Development agreements between the parties. Under the terms of the settlement agreement, the G-CSF, Insulin and Hepatitis B Projects, including the rights of ownership and development obligations would revert to Dr. Liu.

     In exchange, Dr Liu agreed to pay us the $3,710,000 in principal and interest owing under the Hepatitis B Project as well as reimburse us $1,330,000 that had been paid previously under the Patent and Project Development agreements. All amounts were due December 31, 2004 and the warrants granted to Dr. Liu under the Patent Development agreement were cancelled. Dr. Liu has agreed to provide 2,600,000 common shares of the Company, to be held in escrow, as security for the amounts owing.

     Dr. Liu did not repay the amounts owing on December 31, 2004 and forfeited the 2,231,000 common shares of the Company that were held in escrow for as security for the amount owing. These shares, which were subsequently cancelled by the Company, were valued at $2,606,486 and resulted in the Company realizing a recovery of $2,106,486 of the amount that had been written-down in prior years.

     Dr. Liu is still indebted to the Company in the amount of approximately $2.48 million with this debt accruing interest at the rate of 6% per annum. This debt is carried on the Company's books at $100. The Board is considering what steps, if any, it intends to take against Dr. Liu.

     Subsequent to December 31, 2005, the Company entered into an Assignment and Assumption agreement that, effective February 2, 2006, sold all of the Company's right, title and interest in its Development and Manufacturing Agreement dated October 31, 2003 between the Company and Polymun Scientific Immunubiological Forschung EmGH ("Polymun") to AS Biotech AG. As a result of the Agreement, the Company disposed of the cell line, and all applicable obligations relating, thereto, being developed for the Company to enter the European market. The cell line was sold to AS Biotech AG, a Swiss company controlled by Dr. Alexander Wick, a Director of the Company who was also the President of the Company prior to the transaction. The cell line had a carrying value of $265,000 and was sold for $1 million and the assumption of all liabilities under the agreement.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS


     For the year ended December 31, 2005, Moore Stephens, until their resignation on May 5, 2005, and Ernst & Young were engaged by us to provide non-audit services. For the year ended December 31, 2004 Webb and Company were engaged by Oriental Wave to provide non-audit services During the years ended December 31, 2005 and 2004, the following fees were paid for services provided by Ernst & Young and Moore Stephens and by Webb and Company.

     As the acquisition of Oriental Wave Holdings Ltd was deemed to be a reverse-take-over transaction, Oriental Wave is considered to be the parent company for accounting purposes, The independent accountant for Oriental Wave for the year ended December 31, 2004 was Webb & Company P.A.

     For the year ended December 31, 2005, Moore Stephens and Ernst & Young were engaged by us to provide non-audit services. For the year ended December 31, 2004 Webb and Company were engaged by Oriental Wave to provide non-audit services. During the years ended December 31, 2005 and 2004, the following fees were paid for services provided by Ernst & Young and Moore Stephens and by Webb and Company.

     Audit Fees. The aggregate fees paid for the annual audit of financial statements included in our Annual Report for the year ended December 31, 2005 and 2004 and the review of our quarterly reports for such years, amounted to approximately $210,000 paid to Ernst & Young and $174,800 paid to Webb & Company, respectively.

     Audit Related Fees. For the years ended December 31, 2005 and 2004 we paid $Nil and $Nil to Ernst & Young and Webb and Company for other audit related fees.

     Tax Fees. For the year ended December 31, 2005 and 2004, we paid no fees to Ernst & Young and Webb and Company for tax fees.

     All Other Fees. For the years ended December 31, 2005 and 2004, we paid no fees to Ernst & Young and Webb and Company for any non-audit services.

     The above-mentioned fees are set forth as follows in tabular form:

                                               2005            2004

                Audit Fees                   $210,000        $174,800

                Audit Related Fees               -0-             -0-

                Tax Fees                         -0-             -0-

                All Other Fees                   -0-             -0-

     Audit Committee Approval of Audit and Non-Audit Services of Independent Accountants

     The Audit Committee approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants, and the fees for the services performed to date. No non-audit services were provided by our independent accountants in 2005.

     A representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

                            PROPOSALS OF SHAREHOLDERS

     To be considered for inclusion in Dragon's Proxy Statement and form of proxy for next year's annual meeting, shareholder proposals must be delivered to the Secretary of Dragon, 650 West Georgia Street, Suite 310, Vancouver, British Columbia, Canada V6B 4N9, no later than 5:00 p.m. on December 12, 2006. However, if the date of next year's annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if Dragon (a) receives notice of the proposal before the close of business on February 25, 2007, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on February 25, 2007.

     Notices of intention to present proposal at the 2007 Annual Meeting should be addressed to Dragon, 650 West Georgia Street, Suite 310, Vancouver, British Columbia V6B 4N9, Attention: Secretary. Dragon reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including audited financial statements, was mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-KSB and all other periodic filings made with the Securities and Exchange Commission are available on the Company's website at www.dragonpharma.com.

                       WHERE YOU CAN FIND MORE INFORMATION

     Dragon files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Dragon files at the Commission's public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at "http://www.sec.gov" at which reports, proxy and information statements and other information regarding Dragon are available.

                                 OTHER BUSINESS

     Dragon does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted by the proxy holders in accordance with their best business judgment.

                                         By Order of the Board of Directors


                                         /s/ Maggie Deng
                                         -------------------------------------
                                         Maggie Deng, Secretary

PROXY

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF Dragon Pharmaceutical Inc. (the "Company")

TO BE HELD AT 310-650 West Georgia Street, Vancouver, BC, Canada on May 11, Thursday, 2006, AT 10:00 AM

The undersigned registered shareholder ("Registered Shareholder") of the Company hereby appoints, Jin Li, a Director of the Company, or failing this person, Maggie Deng, Secretary of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular). Please indicate your voting preference by marking an "X" in the space provided.


------ ------------------------------------------------ ----------- ------------
                                                           For       Withhold
------ ------------------------------------------------ ----------- ------------
   1.  To elect as director, Mr. Yanlin Han
------ ------------------------------------------------ ----------- ------------
   2.  To elect as Director, Mr. Zhanguo Weng
------ ------------------------------------------------ ----------- ------------
   3.  To elect as Director, Ms. Xuemei Liu
------ ------------------------------------------------ ----------- ------------
   4.  To elect as Director, Dr. Alexander Wick
------ ------------------------------------------------ ----------- ------------
   5.  To elect as Director, Dr. Yiu Kwong Sun
------ ------------------------------------------------ ----------- ------------
   6.  To elect as Director, Mr. Peter Mak
------ ------------------------------------------------ ----------- ------------
   7.  To elect as Director, Mr. Heinz Frey
------ ------------------------------------------------ ----------- ------------
   8.  To elect as Director, Mr. Jin Li
------ ------------------------------------------------ ----------- ------------

------ ------------------------------------------------ ----------- ------------
                                                           For        Against
------ ------------------------------------------------ ----------- ------------
   9   To approve the adjournment of the annual meeting
------ ------------------------------------------------ ----------- ------------

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:          _____________________________       DATE:  _________________

Please Print Name:  _____________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

                      INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

     (a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

          OR

     (b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.


================================================================================
To be represented at the Meeting, this proxy form must be received at the office of Computershare no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

                        Computershare Investor Services
                  Proxy Dept. 100 University Avenue 9th Floor
                             Toronto Ontario M5J 2Y1
Fax: Within North America: 1-866-249-7775 Outside North America: (416) 263-9524
================================================================================